SUPPLEMENT DATED AUGUST 1, 2002
TO
PROSPECTUS DATED MAY 1, 2002
FOR
SELECT FOUR PLUS VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective immediately, the above-captioned prospectus is amended as follows. The first sub-section under the sub-heading "Optional Death Benefit Riders" is replaced in its entirely by the following disclosure:

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

-	the amount payable under the basic death benefit (above), or

-	your highest "adjusted" Account Value on any Account Anniversary before your 81st birthday.

In determining the highest "adjusted" Account Value after the first Account Anniversary, the Account Value as of each Account Anniversary will be adjusted for purchase payments and withdrawals between that Account Anniversary and the Death Benefit Date.